EXHIBIT 10.8

                         LOAN AND SUBSCRIPTION AGREEMENT

      This Loan and Subscription Agreement (this "Agreement") is made as of the 13th day of May, 2004 by and between the undersigned subscriber (the
"Subscriber") and YUKON GOLD CORPORATION, INC., a Delaware corporation (the "Corporation").

                                     RECITAL

      The Subscriber desires to lend to the Corporation and the Corporation desires to borrow from the Subscriber certain funds pursuant to a convertible note (the "Convertible Note") in the form attached hereto as Exhibit B in accordance with the terms and conditions of this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Corporation and the Subscriber hereby agree as follows:

      1. SUBSCRIPTION. The Subscriber shall lend to the Corporation $56,250.00 in consideration of the Convertible Note. The Convertible Note provides, among other things, that it may be converted into units (the "Units") as described herein and in the Convertible Note. Each Unit consists of 75,000 shares of common stock of the Corporation at a price of $0.745 per share and 37,500 Warrants to purchase common stock of the Corporation at $0.01 per Warrant representing a total conversion price of $56,250.00 per Unit. Each Warrant entitles the holder thereof to purchase one share of common stock of the Corporation at a price of $1.25 per share at any time on or before December 31, 2005. Except as required by law, subsequent to the delivery of this Agreement, the subscription enclosed hereby is irrevocable.

      2. LOAN AMOUNT. The Subscriber tenders herewith the full amount of the loan in the form of a certified check or bank draft payable to Medallion Capital Corp, as agent for the Corporation, in trust to be held pending the closing of this convertible loan transaction (the "Closing") or termination of this Agreement. In the event this Agreement is not accepted by the Corporation or terminated for any other reason the full amount received by Medallion Capital Corp. will be returned to the Subscriber without interest.

      3. CLOSING. Closing shall take place on the acceptance of this Agreement by the Corporation and Medallion Capital Corp. will release funds to the Corporation on receipt of the Convertible Note duly executed by the Corporation for delivery to the Subscriber.

      4. REPRESENTATIONS BY SUBSCRIBER. The Subscriber represents and warrants to the Corporation as follows:

            (a) He is making the loan and acquiring the Convertible Note for his own account as principal, for investment and not with a view to resale or distribution. Immediately prior to making the loan and receiving the Convertible Note and on conversion of the Convertible Note to Units:


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

                  (i) he is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act") and he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks involved in making the loan and purchasing the Units; and

                  (ii) he is able to bear the economic risk of making the loan and purchasing the Units upon conversion (i.e., at the time of making the loan under the Convertible Note he could afford a complete loss without having his standard of living materially affected thereby).

            (b) He has been informed as to, and is familiar with, the business activities of the Corporation, and has had an opportunity and proceeded, or waived the opportunity, to review the books and records of the Corporation and to ask questions of, and receive answers from, appropriate representatives of the Corporation concerning the Corporation and the terms and conditions of this Agreement, that he deems necessary.

            (c) He acknowledges receipt of the Corporation's draft Registration Statement dated March 12, 2004 and filed with the Securities and Exchange Commission (SEC) which is provided for informational purposes only and which is subject to change. He acknowledges that no offer or sale of securities is made pursuant to the draft Registration Statement and that the SEC has provided substantial comments to the Corporation on the current draft registration statement. He fully understands that this offering has not been registered under the Securities Act and is a private placement, in reliance upon exemptions under the Securities Act pursuant to Rule 506 of regulation D, accordingly, to the extent that he is not supplied with the information which would have been contained in an effective registration statement, filed under the Securities Act, he must rely on his own access to such information.

            (d) He has had an opportunity to obtain and has obtained a general and complete understanding satisfactory to him of the Corporation, its operations, finances, and manner of doing business sufficient to permit him to evaluate (i) the Corporation and its prospects and (ii) the risks and merits of making the loan pursuant to the Convertible Note.

            (e) He (i) recognizes that making the loan pursuant to the Convertible Note involves risk, (ii) has carefully considered whether making the loan pursuant to the Convertible Note is appropriate for him, and (iii) has obtained such individual financial, tax and legal advice as he deems necessary or appropriate to fully understand the risks involved and to evaluate a loan and investment in the Corporation.

            (f) He recognizes that he must bear the economic risk involved in making the loan pursuant to the Convertible Note for an indefinite period of time because, among other reasons, the common shares forming part of the Units and the common shares issued in exercise of the Warrants and the Warrants themselves have not been registered under the Securities Act and therefore cannot be sold, pledged, assigned or otherwise disposed of unless (i) they are subsequently registered under the Securities Act or (ii) an exemption from such registration is available and an opinion of counsel acceptable to the Corporation that the transfer is not in violation of any federal securities act or state securities law is provided to the Corporation. The Corporation has no obligation to register the common shares or the Warrants purchased upon conversion of the Convertible Note.


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

            (g) All information which he has provided to the Corporation, whether provided by him directly or indirectly, concerning himself, his financial position, and his knowledge of financial and business matters is correct and complete as of the date of this Agreement. He will notify the Corporation immediately if, subsequent to the date of this Agreement, there is any material change in any information provided to the Corporation by him.

            (h) He recognizes that no federal or state agency has passed upon the offering of the Convertible Notes or the Units to him or to any other person or made any finding or determination regarding the fairness of such offering.

            (i) He understands that neither the Corporation nor any associates or affiliates thereof are guaranteeing the success of or any return from the Corporation.

            (j) He recognizes that there is no current market for the Corporation's common stock; that there can be no assurances that such a market will exist any time in the future and accordingly he may not be able to sell or dispose of any of the common shares received on the conversion of the Convertible Note or exercise of the Warrants even if he had held them for a number of years; that his right to transfer the common shares will be restricted by federal and state securities laws and a legend to this effect will be placed on the certificates representing the common shares; that such laws impose strict limitations upon such transfer; and that the Corporation is under no obligation to register his common shares in connection with the subsequent transfer thereof by him or to aid him in obtaining an exemption from such registration.

            (l) He will cooperate with the Corporation in connection with any filing requirements under the Securities Act and will provide such information or documentation as may be required.

      5. SHARES TO BE LEGENDED. A restrictive legend in substantially the following form shall be contained on each certificate evidencing any of the common shares issued upon conversion of the Convertible Note or received on exercise of the Warrants:

      The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any applicable state securities laws (the "State Laws"). The shares have been acquired for investment purposes and may not be sold, transferred, pledged or otherwise disposed of except upon compliance with the registration requirements of the Securities Act and applicable State Laws, or pursuant to applicable exemptions from such registration requirements.

Any transfer of the common shares on the books and records of the Corporation will only be affected in accordance with such legend.

      6. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflict of laws. The offering of the Convertible Notes is made by the Corporation pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933.


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

      7. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Corporation and the Subscriber and their successors, heirs, executors, administrators, legal representatives and assigns.

      8. ASSIGNMENTS. This Agreement may not be assigned by any of the parties hereto.

      9. ENTIRE AGREEMENT. This Agreement, including exhibits, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any prior understandings, oral or written. In the event of any conflict between the terms of this Agreement and the terms of the Convertible Note, in the form attached hereto as Exhibit B, the terms of the Convertible Note shall be controlling.

      10. NOTICES. Any notice required to be given in connection with this Agreement will be in writing and delivered personally, by registered or certified mail (return receipt requested), or sent by facsimile transmission with a confirmation sent by way of one of the above methods, addressed to the recipient at the address set forth below:

            (a) If to the Subscriber, to the address set forth on the signature page hereto.

            (b) If to the Corporation, addressed to:

                          Yukon Gold Corporation, Inc.
                          Suite 408 - 347 Bay Street
                          Toronto, ON M5H 2R7
                          Telephone:      (416) 865-9790 or (800) 295-0671
                          Facsimile:      (416) 865-1250


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

                          YUKON GOLD CORPORATION, INC.

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE

Total Amount Loaned: $56,250.00     pursuant to the Convertible Note

INFORMATION RE: OWNERSHIP OF THE CONVERTIBLE NOTE:

                                            Check Appropriate Space:

/s/David J. Rittmueller                     ____ Individual Ownership
-------------------------
(Signature of subscriber)

                                            ____ Joint Tenants with Right
                                                 of Survivorship

David J. Rittmueller                        __X__ Tenants in Common
---------------------------
(Printed name of subscriber)
                                             ____ Community Property


/s/ Kathy J. Rittmueller                    Other: ________________________
-------------------------
(Signature of spouse, or
other joint tenant or
tenant-in-common, if any)

Kathy J. Rittmueller                                 Dated: May 13, 2004
---------------------------
(Printed name of spouse, or
other joint tenant, if any)

                             ______________________

.................................................................................

Subscription for Convertible Note in the amount of US$56,250.00 accepted as of May 14, 2004.

                          YUKON GOLD CORPORATION, INC.

                          By: /s/ Stafford Kelley
                              --------------------------------------


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

                                    EXHIBIT A

                          YUKON GOLD CORPORATION, INC.

                             PURCHASER QUESTIONNAIRE

      The undersigned (the "Subscriber") understands that the purpose of this Subscriber Questionnaire is to permit YUKON GOLD CORPORATION, INC., a Delaware corporation (the "Corporation") to determine whether or not the undersigned is an "accredited investor" within the meaning of Regulation D, as promulgated under the Securities Act of 1933, as amended (the "Act"), since the securities (the "Securities") being offered under the foregoing Subscription Agreement will not be registered under the Act or under state securities laws.

      The Subscriber understands that all answers will at all times be kept strictly confidential. However, by signing this Subscriber Questionnaire, the Subscriber agrees that the Corporation may present this Subscriber Questionnaire to such parties as the Corporation deems appropriate if called upon under applicable law to establish the availability under the Act or state securities laws of an exemption from registration for the offering of the Securities.

      Where the answer to any question is "None" or "Not Applicable", please so state.

      limited liability company or revocable trust, an individual authorized by same should complete this Subscriber Questionnaire.

1.  NAME:___________ David J. Rittmueller_____________________  AGE:_____58_____

         SOCIAL SECURITY NUMBER:_________354 36 3157_____________________

         NAME OF SPOUSE:___Kathy_________ NO. OF DEPENDENTS ____1____

         FEDERAL I.D. NUMBER (CORPORATIONS, TRUSTS, LIMITED LIABILITY COMPANIES, AND PARTNERSHIPS): ____________________________________________________

2. HOME ADDRESS (INCLUDE STREET,

         CITY, STATE, AND ZIP CODE):___________________________________________

         ____________3423 Hunters Run, San Antonio Texas 78230__________________

         HOME TELEPHONE NUMBER: (AREA CODE) _______210-493-1289__________

3. BUSINESS ADDRESS (INCLUDE STREET,

         CITY, STATE, and ZIP CODE):____________________________________________

         ____________N/A________________________________________________________

         BUSINESS TELEPHONE NUMBER: (AREA CODE) ___210-885-7539
4.   SEND CORRESPONDENCE TO:  HOME ______________  OFFICE ______________

                  OTHER:__________ N/A__________________________________________

                           _____________________________________________________


                  EMAIL ADDRESS:_______________dritmueller@satx.rr.com__________

5. The Subscriber acknowledges that this offering of Securities in the Corporation has not been registered under the Act because the Corporation is relying in part upon an exemption from registration under the Act available for offers and sales to "accredited investors". The Subscriber also acknowledges that in accepting this subscription the Corporation will rely upon the information contained herein. In order to qualify as an "accredited investor", the Subscriber must meet one or more of the following tests (the following references to dollar amounts shall be to dollars in the lawful currency of the United States of America):

      (a) $1,000,000 Net Worth Test (Natural Persons Only): The net worth of the Subscriber (calculated individually or jointly with the Subscriber's spouse, and including the value of home, furniture and automobiles), is $1,000,000 or more; or

      (b) Income Test (Natural Persons Only): The Subscriber's individual income for each of the last two years and as projected for the current year must be in excess of $200,000 or the Subscriber's individual income (when combined with the individual income of the Subscriber's spouse) for each of the last two years and as projected for the current year must be in excess of $300,000; or

      (c)   the  Subscriber  is a  partnership  corporation,  limited  liability
            company,   or  revocable  trust  with  total  assets  in  excess  of
            $5,000,000;

      (d) the Subscriber is an entity (e.g., partnership, corporation, limited liability company or revocable trust) each of the shareholders, partners or equity owners (as appropriate) of which, or if a revocable trust each of the grantors of which, meets the requirements of any of categories (a), (b) or (c) above; or

      (e) the Subscriber is a domestic bank or savings and loan association, whether acting in its individual or fiduciary capacity; a broker-dealer registered pursuant to the Securities Exchange Act of 1934; a domestic insurance company; an investment company registered under the Investment Company Act of 1940; a business development company; a Small Business Investment Company licensed by the United States Small Business Administration; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary that is either a bank, savings and loan association insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or


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

      (f) the Subscriber is a "private business development company" as defined in the Investment Advisers Act of 1940; or

      (g) the Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, with total assets in excess of $5,000,000; or

      (h) the Subscriber is an individual who is a director or executive officer of the Corporation.

      A. Indicate whether the Subscriber qualifies as an "accredited  investor":
under any of the tests described above.   Yes _X_      No ____

      B. If Yes, indicate under which of the tests set forth in paragraphs (a) through (h)

above the Subscriber qualifies as an "accredited investor":

 (a) _X_ (b) _____ (c) _____ (d) _____ (e) _____ (f) _____ (g) _____ (h) _____

6. The Subscriber represents that the information contained hereinabove is complete and accurate and may be relied on by the Corporation in determining whether this offering is exempt from registration under the Act and in complying with applicable state securities laws; and the Subscriber will notify the Corporation promptly of any material change in any of such information.

      IN  WITNESS   WHEREOF,   the  Subscriber  has  executed  this   Subscriber
Questionnaire this __13th __ day of __May___, 2004.

                            __________________________________________
                            Name of partnership, corporation, limited liability company or revocable trust, if applicable

                            /s/ David J. Rittmueller
                            -------------------------------
                            Signature

                            David J. Rittmueller
                            -------------------------------
                            Please print signature as signed, including title(s), if applicable

                            /s/ Kathy J. Rittmueller
                            -------------------------------
                            Additional signature, if applicable

                            Kathy J. Rittmueller
                            -------------------------------
                            Please print additional signature
                            as signed, including title(s), if applicable

                                    EXHIBIT B

                                 PROMISSORY NOTE

                                                               DATE OF ISSUANCE:
$56,250.00                                                          May 14, 2004

      FOR VALUE RECEIVED, YUKON GOLD CORPORATION, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of the undersigned party (the "Lender"), the principal sum of Fifty Six Thousand, Two Hundred and Fifty and no/100 Dollars ($56,250.00), together with interest thereon from the date of this Note. Interest shall accrue at a rate of 2 percent (2%) per annum, provided, however, that upon the occurrence of an Event of Default (as defined below), interest shall accrue at a default rate of interest of five percent (5%) from (and including) the date such Event of Default occurs (following expiration of any applicable cure period) until (but excluding) the date on which Company cures such Event of Default, such Event of Default is waived or the default rate of interest is waived. On the Maturity Date, the principal and any unpaid accrued interest shall be due and payable by the Company.

      1. PAYMENT. All payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to Costs (as defined below), if any, then to accrued interest due and payable and any remainder applied to principal. The Company hereby waives demand, notice, presentment, protest, and notice of dishonor.

      2. MATURITY DATE. "Maturity Date" shall mean July 1, 2005.

      3. PREPAYMENT. This Note may be prepaid in full or part at any time. Upon conversion of this Note, as provided below, the Company shall have no obligation to repay principal or interest hereunder.

      4. CONVERSION RIGHT. Upon the later to occur of: (a) the one-year anniversary of the date hereof, or (b) the registration of the Company's common stock under the Securities Act of 1933 and the Securities Exchange Act of 1934, in each case as amended, Lender shall have the right to convert this Note into such number of Units (as defined below) as are obtainable for the then outstanding amount of principal and accrued but unpaid interest under this Note at a Unit purchase price of $56,250 per Unit.

      Each "Unit" shall consist of: (a) 75,000 shares of common stock of the Company, par value $0.0001 per share and (b) 37,500 Warrants to purchase common stock of the Company. Each Warrant entitles the holder to purchase one share of common stock for $1.25 on or before December 31, 2005.

      On conversion any amount of the outstanding principal plus accrued but unpaid interest in excess of the multiples of $56,250 shall be paid at the Company's option in cash or by the issuance of shares of common stock at $0.75 per share.


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

      5. EVENT OF DEFAULT. If any of the following events (hereinafter collectively called "Events of Default") shall occur and be continuing:

            (a) Any installment of principal or interest or any other sum payable hereunder shall not be paid in full within fifteen (15) days after the same shall become due and payable on the Maturity Date; or

            (b) Any proceeding shall be instituted by or against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, provided, however, that no Event of Default shall have occurred as a result of any petition of bankruptcy filed by a third party against the Company if such petition is dismissed within ninety (90) days after filing against the Company;

then, upon the said occurrence of any one or more of the Events of Default, the entire unpaid principal balance and interest and all other sums payable hereunder shall, at the election of the Lender, become and be due and payable at once, without presentment, demand, protest, or further notice of any kind.

      6. MANDATORY CONVERSION. Upon the later to occur of: (a) the one-year anniversary of the date hereof, or (b) the registration of the Company's common stock under the Securities Act of 1933 and the Securities Exchange Act of 1934, in each case as amended, the Company shall have the right to require conversion of this Note as provided in Section 4 above.

      7. AMENDMENTS AND ASSIGNS. This Note may not be amended or assigned by the undersigned Lender. This Note is non-transferable without the prior permission of the Company, which permission shall be conditioned upon there being a valid exemption from registration under the securities Act of 1933, and shall become void if assigned in contravention hereof.

      8. EXPENSES. The Company hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note ("Costs") in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise. The Company agrees that any delay on the part of the Lender in exercising any rights hereunder will not operate as a waiver of such rights. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by the party or parties waiving such rights or remedies.

      9. GOVERNING LAW. This Note shall be governed by and construed under the laws of the State of Delaware.

LENDER(S)                                           YUKON GOLD CORPORATION, INC.

/s/ David J. Rittmueller                             By: /s/ Stafford Kelley
------------------------                             ---------------------------
David J. Rittmueller                                 Stafford Kelley
                                                     Secretary, Treasurer

/s/ Kathy J. Rittmueller
------------------------
Kathy J. Rittmueller